I

                                                             LOAN AGREEMENT

          AGREEMENT, dated March 30, 1993 , between CAP ROCK ELECTRIC COOPERATIVE, INC., ("Borrower"), a corporation organized and existing under the laws of the State of Texas (the "State") and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("CFC"), a corporation organized and existing under the laws of the District of Columbia.

                                    RECITALS

          WHEREAS, the Borrower has applied to CFC for four loans to finance, in part, the Project and to purchase LCTCs and CFC is willing to make such a loan to the Borrower on the terms and conditions stated herein; and

          WHEREAS, the Borrower four (4) Secured Promissory to evidence an indebtedness Commitment; and has agreed to enter into four loans and to execute Notes (each representing a separate loan with CFC) in the aggregate principle amount of the CFC

     WHEREAS, the Borrower is the surviving entity in a merger with Hunt-Collin Electric Cooperative, Inc; and

          WHEREAS, the Borrower will use the proceeds hereunder to finance its 1993-1994 workplan and prepay Hunt-Collin Electric Cooperative Inc.'s REA debt;

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree and bind themselves as follows:


                                                  ARTICLE I

                                                DEFINITIONS

          "Adjustment Date" shall mean the date determined by CFC approximately seven years after the first Advance.


     "Advance" or "Advances" shall mean advances by CFC to Borrower pursuant to the. terms and conditions of this Agreement.

          "Amortization Basis Date" shall mean the earlier of (a) two years from the date hereof or (b) the date on which the CFC Commitment has been fully advanced.

          "Business Day" shall mean any day that CFC is open for business.

          "CFC Commitment" shall have the meaning as defined in Schedule 1 hereto.

    "CFC Fixed Rate" shall mean such other fixed rate as is then available for loans similarly classified pursuant to CFC's policies and procedures -then in effect.

          "CFC Fixed Rate Term" shall mean the specific period of time that either a CFC Fixed Rate or the CFC Standard Seven Year Fixed Rate is in effect,

          "CFC Standard Seven Year Fixed Rate" shall mean the CFC long-term rate at the time of each Advance for loans similarly classified pursuant to the long-term loan programs established by CFC from time to time.

          "CFC Variable Rate" shall mean the rates established by CFC for variable interest rate long-term loan programs established by CFC from time to time.

         "Conversion Request" shall mean a request of the Borrower's President, General Manager or Board of Directors, in form and substance satisfactory to CFC, that requests an interest rate conversion.

          "DSC" or "Debt Service Coverage Ratio" shall mean the ratio determined as follows: for each calendar year add (I) Patronage Capital or Margins of the Borrower, (ii) Interest Expense (as computed in accordance with the principles set forth in the definition of Times Interest Earned Ratio herein) of the Borrower and (iii) Depreciation and Amortization Expense of the Borrower, and divide the total so obtained by an amount equal to the sum of all payments of principal and interest required to be made on account of Total Long-Term Debt during such calendar year; provided, however, that in the event that any Long-Term Debt (being any amount included in Total Long-Term Debt computed as provided above) has been refinanced during such year the payments of principal and interest required to be made during such year on account of such Long-Term Debt shall be based (in lieu of actual payments required to be made on such refinanced Debt) upon the larger of (i) an annualization of the payments required to be made with respect to the refinancing debt during the portion of such year such refinancing debt is outstanding or (ii) the payment of principal and interest required to be made during the following year on account of such refinancing debt, (Capitalized terms used herein are defined in the Mortgage.)

          "Equity" shall mean the aggregate of Mortgagor's Equities and Margins as computed pursuant to Generally Accepted Accounting Principles


     "LCTC" or "LCTCs" shall mean the Loan Capital Term Certificate(s) as described in Section S.D. hereto.


          "Maturity Date" shall have the meaning as defined in each Note.


          "Mortgage" shall have the meaning as described in Schedule 1 hereto.


          "Mortgaged Property" shall have the meaning as defined in the Mortgage.

          "Note" or "Notes" shall mean promissory notes executed by the Borrower in the form of Exhibits A hereto and each in the principal amounts as set forth in Schedule 1 hereto.

          "Payment Date" shall mean the last day of each of the months referred to in Schedule 1 hereto.

          "Payment Notice" shall mean a notice furnished by CFC to Borrower that indicates the precise amount of each payment of principal and interest and the total amount of each payment.

          "Project" shall mean the facility being financed by this loan as described in Schedule 1 hereto.

          "REA" shall mean the Rural Electrification Administration of the
           United States of America, Department of Agriculture.
         "Termination Date" shall mean a date four years after the date hereof.

          "TIER" or "Time Interest Earned Ratio" shall mean the ratio determined as follows: for each calendar year: add (i) Patronage Capital or Margins of the Borrower (ii) Interest Expense on Total Long-Term Debt of the Borrower and (iii) taxes paid, if any, based upon income during the year and divide the total so obtained by Interest Expense of the Borrower, provided, however, that in computing Interest Expense, there shall be added, to the extent not otherwise included, an amount equal to 33-1/3% of the excess of Restricted Rentals paid by the Borrower over 2% of the Borrower's Equities and Margins.
(Capitalized terms used herein are defined in the Mortgage.)

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Section 2.1.              The Borrower represents and warrants that:

          A. Good Standing. The Borrower is a corporation duly incorporated and validly existing and in good corporate standing under the laws of the State, is duly qualified in those states in which it is required to be qualified to conduct its business and has corporate power to make and perform this Agreement, to borrow hereunder and to give security as provided for herein.

     B. Authority. The execution, delivery and performance by the Borrower of this Agreement, each Note (as hereinafter defined) and the Mortgage (as defined in Schedule 1 hereto) and the performance of the transactions contemplated thereby have been duly authorized by all necessary corporate action and will not violate any provision of law or of the Articles of Incorporation or By-Laws of the Borrower or result in a breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party or by which it may be bound.

          C. Litigation. There are no suits or proceedings pending or to the knowledge of the Borrower threatened against or affecting the Borrower or its properties which, if adversely determined, would have a material adverse effect upon the financial condition or the business of the Borrower. The Borrower is not, to its knowledge, in default with respect to any judgment, order, rule or regulation of any court, governmental agency or other instrumentality which would have a material adverse effect on the Borrower.

          D. Financial Statements. The balance sheet of the Borrower as at the date identified in Schedule 1 hereto, and the statement of operations of the Borrower for the period ending on said date, heretofore furnished to CFC, are complete and correct. Said balance sheet fairly presents the financial condition of the Borrower as at said date and said statement of operations fairly reflects its operations for the period ending on said date. The Borrower has no contingent obligation or unusual forward or long-term commitments except as specifically stated in said balance sheet or herein. There has been no material adverse change in the financial condition or operations of the Borrower from that set forth in said financial statements except changes disclosed in writing to CFC.

     B. Location of Office. The principal place of business of the Borrower and the office where its records concerning accounts and contract rights are kept is identified in Schedule 1 hereto.

     F. Location of Properties. All property owned by the Borrower is located in the counties identified in Schedule 1 hereto.

          C. No Other Liens. As to property which is presently included in the description of Mortgaged Property (as that term is defined in the Mortgage), the Borrower has not, without the prior written approval of CFC, signed any security agreement or filed or permitted to be filed any financing statement with respect to assets owned by it, other than security agreements and financing statements running in favor of CFC, except as disclosed in writing to CFC prior to the date hereof.

     H. Required Approvals. No license, consent or approval of any governmental agency or authority is required to enable the Borrower to enter into this Agreement or to perform any of its obligations provided for herein except as disclosed in Schedule 1 hereto.

     I. Survival. All representations and warranties made by the Borrower herein or made in any certificate delivered pursuant hereto shall survive the making of the Advances and the execution and delivery to CFC of the Note.

                                   ARTICLE III

                                      LOAN

     Section 3.1. Advances. CFC agrees to make, and the Borrower agrees to request, on the terms and conditions of this Agreement, Advances from time to time at the main office of CFC, or at such other place as may be mutually agreed upon, in an aggregate principal amount not to exceed the CFC Commitment.
       On the Termination Date, CFC may stop advancing funds and limit the CFC Commitment to the amount advanced. The obligation of the Borrower to repay the Advances shall be evidenced by the Note in the principal amount of the unpaid principal amount of the Advances from time to time outstanding. The Borrower shall give CFC written notice of the date on which each Advance is to be made. Advances made by CFC pursuant to this Agreement shall be endorsed by CFC on the reverse side of the appropriate Note on or before any assignment or transfer thereof by CFC.

          Section 3.2. Application of Advances. The Borrower shall give CFC prior written notice of the date on which an Advance is to be made. Prior to an Advance, Borrower shall notify CFC in writing how the Advance is to be applied with respect to each Note. In the event Borrower fails to provide CFC with said notice, the Advance shall be applied sequentially to each Note in the order they are listed in Schedule 1 attached hereto.

     Section 3.3. Interest Rate and Payment. Each Note shall be payable and bear interest as follows:

     A. Payments and Amortization. The Borrower, upon receipt of an invoice relating to an Advance, shall promptly pay interest only on each Payment Date until the first Payment Date of the first full quarter following the Amortization Basis Date.

Thereafter, quarterly or monthly installments, as determined by CFC, of principal and interest in the amounts shown in the Payment Notice, shall be paid on each Payment Date; except that if not sooner paid, any amount due on account of the unpaid principal, interest accrued thereon or fees shall be due and payable on the Maturity Date. On or after the Amortization Basis Date, and thereafter at least quarterly, CFC will furnish to the Borrower a Payment Notice, Such Payment Notice shall be sent to the Borrower at least ten (10) days before the next ensuing Payment Date.

Principal will be amortized in accordance with the method stated in Schedule 1 hereto. The amortization of the principal outstanding will be calculated by CFC using one of the following types of interest rates which corresponds--to the interest rate selected by Borrower:

     (i) the CFC Standard Seven Year Fixed Rate in effect on the date of such Advance;

          (ii)    a CFC Fixed Rate in effect on the date of such Advance; or


          (iii) the CFC Variable Rate in effect on the first day of the first quarter in which principal is due.

          No provision of this Agreement or each Note shall require the payment, or permit the collection, of interest in excess of the highest rate permitted by applicable law.

          3. Application of Payments. Each payment shall be applied first to any charges then due on the appropriate Note, second to interest accrued on the principal amount to the due date of such payment on the appropriate Note (or, at the election of the holder of such Note, to the date of such payment if the same is not paid on its due date); and the balance to the reduction of principal against the appropriate Note according to an amortization schedule provided to Borrower from CFC.

          C. Election of Interest Rate. For each loan and prior to the first Advance or as appropriate after the first Advance, the Borrower must select in writing one of the following interest rates: (i) the CFC Standard Seven Year Fixed Rate; (ii) a CFC Fixed Rate; or (iii) the CFC Variable Rate. In the event the Borrower does not select an interest rate in writing when the CFC Standard Seven Year Fixed Rate or a CFC Fixed Rate is subject to repricing, then Advances shall bear interest according to CFC's then available interest rate repricing policies.

Interest shall be computed for the actual number of days elapsed on the basis of a year of 365 days, until the first day of the complete calendar quarter following the Amortization Basis Date. Thereafter, if the loan bears interest at either the CFC Standard Seven Year Fixed Interest Rate or a CFC Fixed Rate, interest shall be computed on the basis of a 30-day month and 360-day year. If the loan bears interest at the CFC Variable Rate, interest shall be computed for the actual number of days elapsed on the basis of a year of 365 days.

          (i) Fixed Rate. If the Borrower elects a fixed rate, the rate shall equal either (x) the CFC Standard Seven Year Fixed Rate or (y) a CFC Fixed Rate. In the event the Borrower selects either the CFC Standard Seven Year Fixed Rate or a CFC Fixed Rate, such rate shall be in effect for a CFC Fixed Rate Term. During the CFC Fixed Rate Term, all Advances shall bear interest at the rate then in effect associated with such CFC Fixed Rate Term.

                           (a) Repricing of CFC Standard Seven Year Fixed Rate. The CFC Standard Seven Year Fixed Rate shall apply until an Adjustment- Date. CFC shall provide Borrower with at least 60 days prior written notice of an Adjustment Date. After an Adjustment Date, the CFC Standard Seven Year Fixed Rate shall be computed in like manner and fixed by CFC from time to time. CFC will not change the CFC Standard Seven Year Fixed Rate without giving the Borrower prior written notice.

                           (b) Repricing of a CFC Fixed Rate. CFC shall provide the Borrower with at least 60 days prior written notice of the date on which a CFC Fixed Rate is no longer in effect. Pursuant to CFC's policies of general application for such repricing, the Borrower may choose any of the interest rate options then available for similarly classified borrowers repricing from a CFC Fixed Rate.

                           (ii) CFC Variable Rate. If the Borrower elects a CFC Variable Rate, such CFC Variable Rate shall apply until the Maturity Date of the appropriate Note unless the Borrower elects to convert to the CFC Standard Seven Year Fixed Rate or a CFC Fixed Rate pursuant to the terms hereof, In the event Borrower selects a CFC Variable Rate, such rate shall be applicable to the entire amount advanced or to be advanced on that loan.

          Section 3.4,         Conversion of Interest Rates.

A. CFC Variable Rate to CFC Standard Seven Year Fixed Rate or a CFC Fixed Rate. For each loan, the Borrower may at any time request to convert from the CFC Variable Rate to the CFC Standard Seven Year Fixed Rate or a CFC Fixed Rate by submitting to CFC a Conversion Request. Each rate shall be equal to the rate of interest offered by CFC in effect on the date of the Conversion Request and communicated to its borrowers. The effective date of the new interest rate (whether it be the CFC Standard Seven Year Fixed Rate or a CFC Fixed Rate) shall be a date determined by CFC pursuant to its policies of general application following receipt of the Conversion Request. Prior to the time when either the CFC Standard Seven Year Fixed Rate or the CFC Fixed Rate is no longer applicable, the Borrower may select the CFC Variable Rate, the CFC Standard Seven Year Fixed Rate or a CFC Fixed Rate. CFC agrees that its long-term loan policies will include a fixed interest rate option until the Maturity Date, provided, however, that the Borrower may not select a CFC Fixed Rate with a CFC Fixed Rate Term that extends beyond the Maturity Date.

          B. CFC Standard Seven Year Fixed Rate or CFC Fixed Rate to CFC Variable Rate. For each loan, the Borrower may at its option at any time convert from the CFC Standard Seven Year Fixed Rate or, at the discretion of CFC, a CFC Fixed Rate to the CFC Variable Rate, if the Borrower: (i) submits a Conversion Request requesting that the CFC Variable Rate apply to any outstanding loan balance on the appropriate Secured Promissory Note and future Advances pursuant thereto; and (ii) pays to CFC promptly upon receipt of an invoice a conversion fee calculated pursuant to CFC's long-term loan policies as established from time to time for similarly classified long-term loans. The effective date of the CFC Variable Rate shall be the beginning of the next full billing cycle following receipt of the Conversion Request.

          C. CFC Standard Seven Year Fixed Rate to CFC Fixed Rate and Vice-Versa. For each loan, the Borrower may at its option at any time convert any amount outstanding on the Note from the CFC Standard Seven Year Fixed Rate to a CFC Fixed Rate or, at the discretion of CFC, from a CFC Fixed Rate to the CFC Standard Seven Year Fixed Rate if the Borrower (i) submits a Conversion Request requesting that a CFC Fixed Rate or the CFC Standard Seven Year Fixed Rate apply to any outstanding loan balance on the Note and (ii) pays to CFC promptly upon receipt of an invoice a conversion fee calculated pursuant to CFC's long-term loan policies as established from time to time for similarly classified long-term loans. The effective date of the new interest rate (whether it be the CFC Standard Seven Year Fixed Rate or a CFC Fixed Rate) shall be a date determined by CFC pursuant to its policies of general application following receipt of the Conversion Request. Prior to the time when either the CFC Standard Seven Year Fixed Rate or the CFC Fixed Rate is no longer applicable, the Borrower may select the CFC Variable Rate, the CFC Standard Seven Year Fixed Rate or a CFC Fixed Rate. CFC agrees that its long-term loan policies will include a fixed interest rate option until the Maturity Date, provided, however, that the Borrower may not select a CFC Fixed Rate with a CFC Fixed Rate Term that extends beyond the Maturity Date.

          Section 3.5. Prepayment. Subject to the terms of the Mortgage and provided the interest rate on the loan is at the CFC Variable Rate or a fixed rate in effect for seven years or less, the Borrower may at any time, on not less than 30 days' written notice to CFC, prepay each Note, in whole or in part, together with the interest accrued to the date of prepayment and any prepayment premium that CFC may from time to time prescribe. CFC will permit a prepayment if required under the Mortgage.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

          Section 4. The obligation of CFC to make any Advance hereunder is subject to satisfaction of the following conditions:

     A. Legal Matters. All legal matters incident to the consummation of the transactions hereby contemplated shall be satisfactory to counsel for CFC and, as to all matters of local law, to such local counsel as counsel for CFC may retain.

          B, Documents. CFC shall have been furnished with executed copies, satisfactory to CFC, of this Agreement, each Note and the Mortgage and certified copies, satisfactory to CFC, of all such corporate documents and proceedings of the Borrower authorizing the transactions hereby contemplated as CFC or its counsel shall require. CFC shall have received an opinion of counsel for the
Borrower: (i) substantially in the form of Exhibit B hereto; and (ii) addressing such other legal matters as CFC or its counsel shall reasonably require.

     C. Government Approvals. The Borrower shall have furnished to CFC true and correct copies of all certificates, authorizations and consents, including without limitation the consents referred to in Section 2,H. hereof, necessary for the execution, delivery or performance by the Borrower of this Agreement, each Note and the Mortgage

          D. Representations and Warranties, The representations and warranties contained in Article II shall (except as affected by the transactions contemplated by this Agreement) be true on the date of the making of each Advance hereunder with the same effect as though such representations and warranties had been made on such date; no Event of Default specified in Article VI and no event which, with the lapse of time or the notice and lapse of time specified in Article VI would become such an Event of Default, shall have occurred and be continuing or will have occurred after giving effect to the Advance on the books of the Borrower; there shall have occurred no material adverse change in the business or condition, financial or otherwise, of the Borrower; and nothing shall have occurred which in the opinion of CFC materially and adversely affects the Borrower's ability to meet its obligations hereunder.

     K. Mortgage Filing. The Mortgage shall have been duly recorded as a mortgage on real property and duly filed, recorded or indexed as a security interest in personal property wherever CFC shall have requested, all in accordance with applicable law, and the Borrower shall have caused satisfactory evidence thereof to be furnished to CFC.

     F. Special Conditions. The Borrower shall have complied with any special conditions listed in Schedule 1 hereto.

     G. Requisitions. The Borrower will requisition all Advances by submitting its requisition to CFC in form and substance satisfactory to CFC. Requisitions shall be made only for the purpose of paying the costs associated with the Project. The Borrower agrees to apply the proceeds of the Advances in accordance with its loan application with such modifications as may be mutually agreed.

          H. Selection of Maturity Date. Prior to the first Advance, Borrower shall select a Maturity Date for each Note, said date not to exceed thirty-five
(35) years from the date hereof. The date for each Note selected by the Borrower shall be selected in writing and must be in form and content satisfactory to CFC. In the event Borrower fails to select a Maturity Date for any Note prior to the first Advance, the Maturity Date for such Note shall be thirty-five (35) years from the date hereof.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

          Section 5. After the date hereof and until payment in full of each Note and performance of all obligations of the Borrower hereunder, the Borrower agrees that it will:

     A. Membership. Remain a member in good standing of CFC,


          B. Financial Ratios. The Borrower, subject to events in the j~rdgxnent of CFC to be beyond the control of the Borrower, shall so operate and manage its business as to achieve a TIER of not less than 1.5, and a DSC of not less than 1.25, each of said ratios being determined by averaging the two highest annual ratios during the most recent three calendar years. The Borrower shall design its rates so that such TIER and DSC ratios will be achieved. The Borrower shall not decrease its rates if it is failing on an actual historical basis to meet the ratios set forth in this section for the calendar year prior to such reduction.

     C. Annual Certificate. Within 60 days after the close of each calendar year, commencing with the year following the year in which the initial Advance hereunder shall have been made, deliver to CFC a written statement signed by its General Manager, stating that to the best of said person's knowledge, the Borrower has fulfilled all of its obligations under this Agreement, each Note, and the Mortgage throughout such year or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to said person and the nature and status thereof.

          D. Loan Certificate Purchase. The Borrower will purchase a LCTC for each Note from CFC in an amount equal to the amount(s) identified in Schedule 1 hereto at a purchase price of 100% of the principal amount thereof. Unless otherwise requested in writing by the Borrower prior to the initial Advance (which request must comply with CFC's then current policy relating to the purchase of LCTC's), the Borrower agrees that the initial Advance hereunder shall at least equal the amount of such LCTC and the Borrower will apply a portion of the proceeds of such Advance to the purchase of such LCTC. If the Borrower elects to pay for such LCTC other than from loan funds, the amount of the CFC Commitment will be correspondingly reduced by said amount when the LCTC is fully paid. If the Borrower obtains Advances hereunder other than for the purpose of purchasing an LCTC and fails to pay for the LCTC, then CFC may make loan Advances for the account of the Borrower to purchase the LCTC. CFC agrees to deliver the LCTC within ninety days following the date on which the LCTC has been paid for in full.

          E. Limitations on: System Extensions and Additions; Operations and Maintenance Contracts; Power Purchase Contracts; Power Sales Contracts. Unless the Borrower shall at the time have an Equity of at least 40% or shall have achieved a TIER of at least 1.5 for each of the last two calendar years, the Borrower will not, without the prior written consent of CFC (a) construct, make, lease, purchase or otherwise acquire any extensions or additions to its system which provide direct service to any ultimate consumer having an anticipated or contract demand in excess of twenty-five (25) percent of the Borrower's maximum system electrical demand recorded during the past twelve months; (b) enter into any contract or contracts for the sale to the ultimate consumer of electric power and energy in excess of twenty-five (25) percent of the Borrower's maximum system demand; (c) subject to the terms of the Mortgage, enter into any contract or contracts for the use by others of all or a substantial part of its property; and (d) enter into any contract or contracts for the purchase of electric power or energy which would alter the source of more than 25% of the Borrower's source of wholesale power or for any transmission, interconnection or pooling arrangements. ---

          F. Financial Books; Financial Reports; Right of Inspection. The Borrower will at all times keep, and safely preserve, proper books, records and accounts in which full and true entries will be made of all of the dealings, business and affairs of the Borrower, in accordance with Cenerally Acceptable Accounting Principles. The Borrower will prepare and furnish CFC from time to time hereunder not later than the last day of each month, or at less frequent intervals when specified by CFC, financial and statistical reports on its condition and operations for the previous month, Such reports shall be in such form and include such information as may be specified by CFC, including without limitation an analysis of Borrower's revenues, expenses and consumer accounts. The Borrower will cause to be prepared and furnished to

CFC from time to time hereunder, at least once during each 12-month period during the term hereof, a full and complete report of its financial condition and of its operations as of the end of the calendar year in form and substance satisfactory to CFC, audited and certified by independent certified public accountants nationally recognized or otherwise satisfactory to CFC and accompanied by a report of such audit in form and substance satisfactory to CFC. Such report shall be furnished within 120 days of the end of the such calendar year. CFC, through its representatives, shall at all times during reasonable business hours and upon prior notice have access to, and the right to inspect and make copies of, any or all books, records and accounts, and any or all invoices, contracts, leases, payrolls, canceled checks, statements and other documents and papers of every kind belonging to or in the possession of the Borrower or in anywise pertaining to its property or business.

     G.  Special  Affirmative  Covenants.   Comply  with  any  and  all  special
affirmative covenants as listed in Schedule 1 hereto.

                                   ARTICLE VI

                                EVENTS OF DEFAULT


     Section 6. The following shall be Events of Default under this Agreement:


     A. Representations and Warranties. Any representation or warranty made by the Borrower in Article II hereof or any certificate furnished to CFC hereunder shall prove to have been incorrect in any material respect at the time made and shall at the time in question be untrue or incorrect in any material respect and remain uncured;

     B. Payment. Default shall be made in the payment of or on account of interest on or principal of any of the Note when and as the same shall be due and payable, whether by acceleration or otherwise, which shall remain unsatisfied for S Business Days;

          C . Other Covenants. Default by the Borrower in the observance or performance of any other covenant or agreement contained in this Loan Agreement, in, any of the Notes or the Mortgage, which shall remain unremedied for 30 calendar days after written notice thereof shall have been given'io the Borrower by CFC;

     D. Corporate Existence. The Borrower shall forfeit or otherwise be deprived of its corporate charter, franchises, permits, easements, consents or licenses required to carry on any material portion of its business;

     E. Other Obligations. Default by the Borrower in the payment of any obligation, whether direct or contingent, for borrowed money or in the performance or observance of the terms of any instrument pursuant to which such obligation was created or securing such obligation;

     F. Bankruptcy. A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an -involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official, or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days or the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian or trustee, of a substantial part of its property, or make any general assignment for the benefit of creditors; or

          C. Dissolution or Liquidation. Other than as provided in subsection R. above, the dissolution or liquidation of the Borrower, or failure by the Borrower promptly to forestall or remove any execution, garnishment or -attachment of such consequence as will impair its ability to continue its business or fulfill its obligations and such execution, garnishment or attachment shall not be vacated within 30 days. The term "dissolution or liquidation of the Borrower", as used in this subsection, shall not be construed to include the cessation of the corporate existence of the Borrower resulting either from a merger or consolidation of the Borrower into or with another corporation following a transfer of all or substantially all its assets as an entirety, under the conditions permitting such actions.

                                   ARTICLE VII

                                    REMEDIES

          Section 7. If any of the Events of Default listed in Section 6 hereof shall occur after the date of this Agreement and shall not have been remedied, then CFC may pursue all rights and remedies available to CFC that are contemplated by the Mortgage in the manner, upon the conditions, and with the effect provided in the Mortgage, including, but not limited to, a suit for specific performance, injunctive relief or damages. Nothing herein shall limit the right of CFC to pursue all rights and remedies available to a creditor following the occurrence of an Event of Default listed in Section 6 hereof. Each right, power and remedy of CFC shall be cumulative and concurrent, and recourse to one or more rights or remedies shall not constitute a waiver of any other right, power or remedy.

                                                     ARTICLE VIII

                                                MISCELLANEOUS

          Section 8.1. Notices. All notices, requests and other communications provided for herein including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement shall be given or made in writing (including, without limitation, by telecopy) and delivered to the intended recipient at the "Address for Notices" specified below; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly-given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as provided for herein. The Address for Notices of the respective parties are as follows:

                                            National Rural Utilities
                                            Cooperative Finance Corporation
                                            Woodland Park
                                            2201 Cooperative Way
                                            Herndon, Virginia 22071
                                            Attention:        Loan Officer

The Borrower: The address set forth in Schedule 1 hereto

          Section 8.2. Expenses. The Borrower will pay all costs and expenses of CFC, including reasonable fees of counsel, incurred in connection with the enforcement of this Agreement, each Note, the Mortgage and the other instruments provided for herein or with the preparation for such enforcement if CFC has reasonable grounds to believe that such enforcement may be necessary.

          Section 8.3. Late Payments. If payment of any principal and/or interest due under the terms of each Note is not received at CFC's office in Herndon, Virginia, or such other location as CFC may designate to the Borrower within five Business Days after the due date thereof or such other time period as CFC may prescribe from time to time in its policies of general application in connection with any late payment charge (such unpaid amount of principal and/or interest being herein called the "delinquent amount", and the period beginning after such due date until payment of the delinquent amount being herein called the "late-payment period"), the Borrower will pay to CFC, in addition to all other amounts due under the terms of each Note, the Mortgage and this Agreement, any late-payment charge as may be fixed by CFC from time to time on the delinquent amount for the late-payment period.

          Section 8.4. Filing Fees. To the extent permitted by law, the Borrower agrees to pay alt expenses of CFC (including the fees and expenses of its counsel) in connection with the filing or recordation of all financing statements and instruments as may be required by CFC in connection with this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to recordation of any document or instrument in connection herewith. Borrower agrees to save harmless and indemnify CFC from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes, recording costs, or any other expenses incurred by CFC in connection with this Agreement. The provisions of this subsection shall survive the execution and delivery of this Agreement and the payment of all other amounts due hereunder.

          Section 8.5. No Waiver. No failure on the part of CFC to exercise, and no delay in exercising, any right hereunder shall operate as a waiver-thereof nor shall any single or partial exercise by CFC of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          SECTION 8.6. GOVERNING LAW . THIS AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

          Section 8.7. Holiday Payments. If any payment to be made by the Borrower hereunder shall become due on a Saturday, Sunday or business holiday of CFC, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing any interest in respect of such payment.

          Section 8.8. Rescission Fee. The Borrower may elect not to borrow all or any portion of the CFC Commitment in which event CFC shall release the Borrower from its obligations hereunder, provided the Borrower complies with such terms and conditions as CFC may impose for such release including, without limitation, payment of any rescission fee that CFC may from time to time prescribe.

          Section 8.9. Modifications. No modification or waiver of any provision of this Agreement or each Note, and no consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing by the party granting such modification, waiver or consent.

     Section 8.10. Merger and Integration. This Agreement and the attached exhibits and matters incorporated by reference contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby. Section 8.11. Headings. The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and do not constitute part of this Agreement.

          Section 8.12. Severability. If any term, provision or condition, or any part thereof, of this Agreement, each Note or the Mortgage shall for any reason be found or held invalid or unenforceable by any governmental agency or court of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement, each Note, and the Mortgage shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

          Section 8.13. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default, CFC is hereby authorized at any time and from time to time, without prior notice to the Borrower, to exercise rights of setoff or recoupment and apply any and all amounts held, or hereafter held, by CFC or owed to the Borrower or for the credit or account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing hereunder or under the Note. CFC agrees to notify the Borrower -promptly after any such setoff or recoupment and the application thereof, provided that the failure to give such notice shall not affect the validity of such setoff, recoupment or application. The rights of CFC under this section are in addition to any other rights and remedies (including other rights of setoff or recoupment) which CFC may have.

     Section 8.14. Schedule 1. Schedule 1 attached hereto is an integral part of this Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            CAP ROCK ELECTRIC COOPERATIVE, INC.
(SEAL)
                                            By:
                                            -------------------------
                                                                Chairman
Attest:
--------------------------------------------
                     Secretary


            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
                                     (SEAL)
                                       By:
                  --------------------------------------------
                                    Governor
 Attest:
--------------------------------------------
              Assistant Secretary

                                   SCHEDULE 1


     1. The Project consists of financing approximately 86% of Borrower's 1993-1994 construction workplan and prepaying, at a discount, Hunt-Collin Electric Cooperative, Inc.'s REA debt.

 2. The Mortgage shall mean the Restated Mortgage and Security Agreement, dated as of even date herewith, between the Borrower and CFC, as it may have been or shall be supplemented, amended, consolidated, or restated from time to time.


     3. The date of the Borrower's balance sheet referred to in Section 2.D. is March 31, 1992.

 4. The principal place of business of the Borrower referred to in Section 2.E. is West Loop 214, Stanton, TX 79782-0700.

5. All of the property of the Borrower is located in the counties of Andrews, Borden, Dawson, Ector, Glasscock, Howard, Irion, Martin, Midland, Mitchell, Nolan, Reagan, Sterling, Tom Green and Upton in the State of Texas.

 6.       The governmental authority referred to in Section 2.H. is N/A

     7. The CFC Commitment is $17,074,468.00 as evidenced by four Notes in the principal amounts set forth herein below:

          The Borrower selects four Notes (each representing a separate loan with CFC with the Loan Designation noted below). The amount of each
          Note is set forth below. In addition, the amount of the LCTC referred to in Section S.D. hereof shall be approximately 6% of each Note and as set-forth below, provided, however, that the exact purchase price for a LCTC will be recalculated by CFC after the first Advance on each Note.

         ------------------------------------------------------------------------------------------------------------------
                              Loan                        Note-  Amount              LCTC    --Amount
                         Designation         -
         ------------------------------------------------------------------------------------------------------------------
         ------------------------------------------------------------------------------------------------------------------
                        A-9034                             $4,268,617.00                          $256,117.00
         ------------------------------------------------------------------------------------------------------------------
         ------------------------------------------------------------------------------------------------------------------
                        A-9035                             $4,268,617.00                          $256,117.00
         ------------------------------------------------------------------------------------------------------------------
         ------------------------------------------------------------------------------------------------------------------
                        A-9036                             $4,268,617.00                          $256,117.00
         ------------------------------------------------------------------------------------------------------------------
         ------------------------------------------------------------------------------------------------------------------
                        A-9037                             $4,268,617.00                          $256,117.00
         ------------------------------------------------------------------------------------------------------------------

     8. The months relating to the Payment Date are February, May, August and November.

 9. Amortization of Advances shall be based upon the Borrower's selection in writting, prior to the first Advance or as appropriate after the first Advance, of either of the methods indicated below:

                                 level principal

                               level debt service

 10.      The special condition(s) referred to in Section 4.R. is (are):

          A. In the event the Borrower requests a loan term for any of these loans (9034, 9035, 9036 or 9037) of less than thirty--five years, then prior to the first Advance for such loan, Borrower shall provide CFC with a financial forecast which indicates its ability to repay such loan within the requested loan term.

          B. Advances dedicated to the prepayment of Hunt-Collins Electric Cooperative, Inc.'s REA debt shall be made by CFC directly to REA. Borrower shall provide CFC with a written statement from REA stating that Hunt-Collin Electric Cooperative, Inc.'s REA debt has been paid in full and that REA's lien on Hunt-Collin Electric Cooperative, Inc.'s facilities has been released.

          C. Advances may be withheld anytime CFC determines, in its sole judgement, that appropriate action has not been taken by the Borrower to implement retail rates adequate to achieve the financial ratios required in the CFC loan agreement and/or mortgage.

     11. The special affirmative covenant(s) referred to in Section 5.G is (are) as follows: N/A


12.       The address of the Borrower referred to in Section 8.1. is

                   West Loop 214
                   P.O. Box 700
                   Stanton, TX 79782-0700

                                                                 Exhibit A-1
                             SECURED PROMISSORY NOTE
     $4,268,617.00                                                   , 19

CAP ROCK ELECTRIC COOPERATIVE, INC. , a Texas corporation ("Borrower"), for value received promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("Payee") at the Payee's main office or such other place as designated by the Payee, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement, dated as of even date herewith, between the Borrower and the Payee as may be amended from time to time (the "Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on a date not to exceed thirty-five years after the date hereof or such date selected by Borrower pursuant to Section 4.1-1 of the Loan Agreement, the earlier of such date being the Maturity Date), with interest thereon in like money from the respective dates of each Advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

          All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

          This Note is secured under a Restated Mortgage and Security Agreement dated as of even date herewith, between the Borrower and the Payee, as it may have been or shall be supplemented, amended, consolidated or restated from time to time ("Mortgage"). This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

          Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

          The Borrower waives demand, presentment for payment, notice of dishonor, protest, notice of protest, and notice of non-payment of this Note. WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.

                                      CAP ROCK ELECTRIC COOPERATIVE, INC.
(SEAL)
                                                 By: _______________________
                                                               (President)
Attest:_____________________
                    (Secretary)





                                                                 Exhibit A-2
                             SECURED PROMISSORY NOTE
     $4,268,617.00                                                 , 19

CAP ROCK ELECTRIC COOPERATIVE, INC. , a Texas corporation ("Borrower"), for value received promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("Payee") at the Payee's main office or such other place as designated by the Payee, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement, dated as of even date herewith, between the Borrower and the Payee as may be amended from time to time (the "Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on a date not to exceed thirty-five years after the date hereof or such date selected by Borrower pursuant to Section 4.H of the Loan Agreement, the earlier of such date being the Maturity Date), with interest thereon in like money from the respective dates of each Advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

          All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

          This Note is secured under a Restated Mortgage and Security Agreement dated as of even date herewith, between the Borrower and the Payee, as it may have been or shall be supplemented, amended, consolidated or restated from time to time ("Mortgage"). This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

          Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

         The  Borrower  waives  demand,   presentment  for  payment,  notice  of
          dishonor, protest, notice of protest, and notice of non-payment of this Note. --IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.

                                        CAP ROCK ELECTRIC COOPERATIVE, INC.

(SEAL)
                                                 By: _____________________
                                                                (President)
Attest: ___________________
                                   (Secretary)

                                                                    Exhibit A-3
                             SECURED PROMISSORY NOTE
     $4,268,617.00                                                     , 19

CAP ROCK ELECTRIC COOPERATIVE, INC., a Texas corporation ("Borrower"), for value received promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("Payee") at the Payee's main office or such other place as designated by the Payee, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement, dated as of even date herewith, between the Borrower and the Payee as may be amended from time to time (the "Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on a date not to exceed thirty-five years after the date hereof or such date selected by Borrower pursuant to Section 4.H of the Loan Agreement, the earlier of such date being the Maturity Date), with interest thereon in like money from the respective dates of each Advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

          All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

          This Note is secured under a Restated Mortgage and Security Agreement dated as of even date herewith, between the Borrower and the Payee, as it may have been or shall be supplemented, amended, consolidated or restated from time to time ("Mortgage"). This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

          Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

         The Borrower waives demand, presentment for payment, notice of dishonor, protest, notice of protest, and notice of non-payment of this Note.
          WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.

                                             CAP ROCK ELECTRIC COOPERATIVE, INC.
(SEAL)
                                                 By: ____________________
                                                              (President)
Attest:___________________
   (Secretary)

                                                             Exhibit A-4
                             SECURED PROMISSORY NOTE
     $4,268,617.00                                                  , 19

CAP ROCK ELECTRIC COOPERATIVE, INC. , a Texas corporation ("Borrower"), for value received promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("Payee") at the Payee's main office or such other place as designated by the Payee, in lawful money of the United States, the sum of the aggregate unpaid principal amount of all Advances made by the Payee pursuant to the Loan Agreement, dated as of even date herewith, between the Borrower and the Payee as may be amended from time to time (the "Loan Agreement"), on the dates provided in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on a date not to exceed thirty-five years after the date hereof or such date selected by Borrower pursuant to Section 4.H of the Loan Agreement, the earlier of such date being the Maturity Date), with interest thereon in like money from the respective dates of each Advance (as defined in the Loan Agreement) hereunder, at the rate or rates and payable at the times provided in said Loan Agreement.

          All Advances made by the Payee pursuant to said Loan Agreement shall be endorsed by the Payee on the reverse side hereof on or before any assignment or transfer hereof by the Payee.

          This Note is secured under a Restated Mortgage and Security Agreement dated as of even date herewith, between the Borrower and the Payee, as it may have been or shall be supplemented, amended, consolidated or restated from time to time ("Mortgage"). This Note is the Note referred to in, and has been executed and delivered pursuant to, the Loan Agreement.

          Upon the occurrence of an event of default under the Mortgage, the principal hereof and interest accrued thereon may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage.

          The Borrower waives demand, presentment for payment, notice of dishonor, protest, notice of protest, and notice of non-payment of this Note. --IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its duly authorized officers, all as of the day and year first above written.

                                       CAP ROCK ELECTRIC COOPERATIVE, INC.
(SEAL)
                                                 By: ___________ _____________
                                                               (President)
Attest: __________________
                   (Secretary)




                                                                  Exhibit B
Date: ____________________

Governor
National Rural Utilities
    Cooperative Finance Corporation
Woodland Park
2201 Cooperative Way
Herndon, Virginia 22071

Re:    _____________________________
Dear Sir:

I am counsel for ________________________________ , organized under the laws of the State of _________ ("Borrower"), and render this opinion to you in connection with the four long-term secured loans which in the aggregate equal the principal amount of $__________ provided for in the loan agreement ("CFC Loan Agreement"), dated as of __________________ , 19 , made by and between the Borrower and National Rural Utilities Cooperative Finance Corporation ("CFC").

I have examined such corporate records and proceedings of the Borrower, and such other documents as I have deemed necessary as a basis for the opinions hereinafter expressed.

I have also examined the following documents as executed and delivered: (1) the CFC Loan Agreement, (2) the four (4) Secured Promissory Notes ("CFC Note"), each dated -- , 19 , which in the Aggregate equal the principal amount of $___________ , payable to the order of CFC, and (3) the ________________
Mortgage and Security Agreement ("Mortgage"), dated as of made by and between the Borrower and CFC as it may have been supplemented, amended, consolidated or restated from time to time,

I have also examined, or caused to be examined by competent and trustworthy persons, the records and files of all offices in which there might be recorded, filed or indexed evidence of the Borrower's title, and any liens of any nature whatsoever affecting the title, to any real or personal property of the Borrower other than easements or rights of way relating to the electric lines of the Borrower.

I have supervised, examined, or caused to be examined by competent and trustworthy persons, the recordation of the Mortgage as a mortgage of

Based upon the foregoing, I am of the opinion that:


          (i) the Borrower is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, and the Borrower has full corporate power (a) to execute and deliver the CFC Note, the CFC Loan Agreement and the Mortgage; (b) to perform all acts required to be done by it under the CFC Note, the CFC Loan Agreement and the Mortgage; and (c) to own, operate and maintain its properties and operate its business as conducted at the date of this Opinion;

           (ii) to the extent reasonably required for the maintenance and operation of its properties and business taken as a whole, the Borrower has complied with all requirements of the laws of all states in which it operates or does business and holds all certificates, licenses, consents or approvals of governmental authorities required to be obtained on or prior to the date of this Opinion to enable it to engage in the business then transacted by it;

          (iii) the CFC Notes, the Mortgage and CFC Loan Agreement have been duly authorized, executed and delivered by the Borrower to CFC and constitute the valid and binding obligations of the Borrower, enforceable against the Borrower, in accordance with their respective terms provided, however, that enforceability may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights and that the enforcement thereof may be limited by laws with respect to or affecting the remedies provided for in said agreement or instrument; provided further, however, that such laws do not in my opinion make inadequate the remedies afforded thereby for the realization of the benefits provided for in such agreement or instrument;

          (iv) the execution and performance by the Borrower of the CFC Note, the CFC Loan Agreement and the Mortgage, and the transactions contemplated thereby will not violate any provision of law, the articles of incorporation, or bylaws* of the Borrower, or result in the breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party, or by which it may be bound, known to counsel;

         (v) the Mortgage has been duly recorded and filed, in such manner and to such extent as specified in paragraph "7" under Covenants and Warranties contained in Attachment B to this Opinion, to constitute the Mortgage a-validly recorded and filed mortgage lien upon the real and personal property of the Borrower therein described, subject and subordinate only to liens and encumbrances, if any, permitted by paragraph "2" of Covenants and Warranties contained in Attachment B to this Opinion;



     *NOTE: As used herein, "articles of incorporation" includes "certificate of incorporation", "articles of association" or "charter"; and "bylaws" includes "code of regulations".

          (vi) all authorizations, if any, from regulatory bodies required in connection with the execution and delivery of the CFC Note, the CFC Loan -Agreement, and the Mortgage have been obtained and a copy thereof is attached hereto; and

          (vii) I know of no litigation pending or threatened against or affecting the Borrower or its property which, in my opinion, would have a material adverse effect upon the business, operations or financial condition of the Borrower.

I also wish to advise you that nothing has occurred since the date of the opinion of counsel of ______________________ , 19 , heretofore delivered to you, which in any manner changes the effect or application of such opinion with reference to the matters therein set forth, and I confirm that said opinion is true and correct as of the date hereof.

This Opinion (or a true copy thereof) may be relied upon by Manufacturers Hanover Trust Company, as Trustee under the CFC Indenture dated as of December 1, 1972, as amended and supplemented, as if this Opinion were addressed to it. I have read the conditions contained in paragraph (5) of Section 3.01(b) of said Indenture and the definitions in Article I of said Indenture relating thereto*; in my opinion I have made such examination or investigation as is necessary to enable me to express an informed opinion as to whether or not said conditions will be complied with upon delivery of this Opinion (or a true copy thereof) to said Trustee; and in my opinion, such conditions will be complied with upon such delivery.

Sincerely,


     *NOTE: The conditions and definitions referred to are attached to this Opinion as Attachment A and Attachment B,

                                  ATTACHMENT A


 I. Conditions contained in Section 3.01(b), paragraph (5) of the Indenture, dated as of December 1, 1972, made by and between CFC and Manufacturers Hanover Trust Company, Trustee, relating to the requirements that Opinions of Counsel for a member state in substance that as of the date of such Opinion:

                  (i) such Member is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full corporate power to execute and deliver such Mortgage Note, the Loan Agreement pursuant to which it was issued (if any) and the Mortgage securing the same, to perform all acts required to be done by it under such Mortgage Note, Loan Agreement (if any) and Mortgage and to own, operate and maintain its properties and operate its business as conducted at the date of such opinion;

                  (ii) to the extent reasonably required for the maintenance and operation of its properties and business taken as a whole, such Member has complied with all requirements of the laws of all States in which it operates or does business and holds all certificates, licenses, consents or approvals of governmental authorities required to be obtained on or prior to the date of such Opinion to enable it to engage in the business then transacted by it;

                  (iii) such Mortgage Note, Loan Agreement (if any) and Mortgage have been duly authorized, executed and delivered by said Member and constitute the valid and binding obligations of such Member, enforceable against such Member in accordance with their respective terms;

                   (iv) the  execution  and  performance  by such Member of such
         Mortgage Note, Loan Agreement (if any) and Mortgage, and the transactions contemplated thereby, will not violate any provisions of law, the Articles of Incorporation or by-laws of such Member, or result in the breach of, or constitute a default under, any agreement, indenture or other instrument to which such Member is a party, or by which it may be bound, known to such Counsel;

                   (v) such Mortgage has been duly recorded and filed (in such manner and to such extent, as shown by such Opinion, as specified in paragraph 7 under Covenants and Warranties in Schedule I to this Indenture)* to constitute such Mortgage a validly recorded and filed lien upon the real and personal property of such Member therein described, shown by such Opinion to be subject and subordinate only to liens and encumbrances, if any, permitted by paragraph 2 under said Covenants and Warranties;*



     *NOTE  Provisions of paragraphs 2 and 7 under  Covenants and  Warranties in
Schedule 1 of the Indenture are attached as Attachment B,

ATTACHMENT A
Page 2

                  (vi) no authorization from any regulatory body is required in connection with the execution and delivery of such Mortgage Note, Loan Agreement (if any) or Mortgage or that each such authorization so required has been obtained; and

                  (vii) such Counsel knows of no litigation pending or threatened against or affecting such Member or its property which, in the opinion of such Counsel (or in the opinion of such Member as evidenced by a certificate of the manager or other responsible officer of such Member annexed to said Opinion), would have a material adverse effect upon the business, operations or financial condition of such Member.

     II. Definitions, contained in Article I of the Indenture, relating to the foregoing conditions:

                  Company - means National Rural Utilities Cooperative Finance Corporation until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  Distribution System Member - means a Member 50% or more of whose gross operating revenues are derived from sales of electricity to ultimate consumers, determined as of the end of the last Completed Calendar Year.

                  Indenture - means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  Loan Agreement - means a loan agreement (if any) between a Member and the Company (or between a Member and a wholly-owned subsidiary of the Company whose interest has been assigned to the Company) providing for the issuance of Mortgage Notes.

                  Member - means any Person which is a member or patron of the-Company, or any Person which at any time has been or is eligible to borrow from REA under the Rural Electrification Act of 1936, as from time to time in effect.

                   Mortgage - means a mortgage or deed of trust or pledge of revenues securing one or more Mortgage Notes (i) which complies with the requirements set forth in Schedule 1 hereto annexed and made a part hereof, or, in the case of a change in the status of a Distribution System Member to a Power System Member, or vice versa, which complies with the requirements set forth in Schedule 1 either with respect to mortgages or deeds of trust or pledges of revenues of Power System Members or with respect to mortgages or deeds of trust or pledges of revenues of Distribution System Members, as said Schedule

ATTACHMENT A
Page 3


          1 shall have been amended from time to time in accordance with the provisions hereof; (ii) which was made to the Company (or to a wholly-owned subsidiary of the Company whose interest has been assigned to the Company) or to a Trustee or Trustees under a trust indenture; (iii) as to which the interest of the Company (if any) has been assigned to the Trustee; and (iv) an executed or true copy of which has been delivered to the Trustee.

                  Mortgage Note - means a note or bond of a Member payable to the Company (or a wholly-owned subsidiary of the Company whose interest has been assigned to the Company) and pledged with the Trustee.

                  Opinion of Counsel - means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company or for a Member.

                   Person - means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Power System Member - means a Member, other than a Distribution

                                  ATTACHMENT B

     Schedule I. to  Indenture  dated as of  December  1, 1972.  between CFC and
Manufacturers                Hanover                Trust                Company
---------------------------------------------------------------------- --------

Covenants and Warranties:

          2. The mortgagor has the right and authority to mortgage the property described in the granting clauses. The mortgaged property is free and clear of any equal or prior mortgage, lien, charge or encumbrance, with usual exceptions in utility mortgages, which exceptions may include (without limitation) liens for taxes, assessments or governmental charges for the current year and taxes, assessments or governmental charges not due and delinquent; liens for workmen's compensation awards and similar obligations not then delinquent; mechanics' , laborers', materialmen's and similar liens not then delinquent; and any of such liens, whether or not delinquent, whose validity is at the time being contested in good faith; liens and charges incidental to construction or current operation which have not been filed or asserted or the payment of which has been adequately secured or which, in the opinion of counsel, are insignificant in amount, liens, securing obligations not assumed by the mortgagor and on account of which it does not pay and does not expect to pay interest, existing upon real estate (or rights in or relating to real estate) over or in respect of which the mortgagor has a right-of-way or other easement for substation, transmission, distribution or other right-of-way purposes; any right which the United States of America or any state or municipality or governmental body or agency may have by virtue of any franchise, license, contract or statute to purchase, or designate a purchaser of, or order the sale of, any property of the mortgagor upon payment of reasonable compensation therefore, or upon reasonable compensation or conditions to terminate any franchise, license or other rights before the expiration date thereof or to regulate the property and business of the mortgagor; attachment or judgment liens covered by insurance, or upon appeal and covered by bond; deposits or pledges to secure payment of workmen's compensation, unemployment insurance, old age pensions or other social security; deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of borrowed money), leases, public or statutory obligations; surety or appeal bonds; and other deposits or pledges for purposes of like general nature in the ordinary course of business; easements or reservations in respect to any property for the purpose of transmission and distribution lines and rights-of-way and similar purposes, zoning ordinances, regulations, reservations, restrictions, covenants, party wall agreements, conditions of record and other encumbrances (other than to secure the payment of money) , none of which in the opinion of counsel is such as to interfere with the proper operation of the property affected thereby; the burdens of any law or governmental organization or permit requiring the mortgagor to maintain certain facilities or perform certain acts as a condition of its occupancy of or interference with any public land or any river, stream or other waters or relating to environmental matters; any lien or encumbrance for the discharge of which moneys have been deposited in trust with a proper depository to apply such moneys to the discharge of such lien or encumbrance; any exceptions, reservations and other matters referred to in the description of the mortgaged property and with respect to any property which

ATTACHMENT B
Page2
the mortgagor may hereafter acquire, any terms, conditions, agreements, covenants, exceptions and reservations expressed or provided in the deeds or other instruments under which the mortgagor shall hereafter acquire the same, none of which in the opinion of counsel materially adversely affects or will affect the property to which the same relates or the operation thereof by the mortgagor; any lien reserved as security for rent or compliance with other provisions of the lease in case of any leasehold estate; and purchase money mortgages and liens, charges and encumbrances upon property existing at the time of acquisition thereof by the mortgagor. The mortgagor will maintain and preserve the priority of lien of the Mortgage, subject to exceptions usual in utility mortgages including (without limitation) those mentioned above.

          7. The mortgagor will upon written demand of the mortgagees execute such instruments of further assurance as may be reasonably requested and will cause the Mortgage, each supplemental indenture, financing statement and other instrument of further assurance to be duly recorded, filed, re-recorded and refiled as may be required by law to perfect and maintain the superior lien of the Mortgage, except as otherwise consented to by the mortgagees (but no such consent shall permit the lien of the Mortgage to remain unprotected in respect of any property other than property deemed by the mortgagees to be of minor importance to the operation of the properties of the mortgagor taken as a whole).